UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                          March 1, 2006 (March 1, 2006)


                      Revlon Consumer Products Corporation
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                   33-59650                 13-3662953
--------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
         Incorporation)              File Number)           Identification No.)

                   237 Park Avenue
                  New York, New York                               10017
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 527-4000
              (Registrant's telephone number, including area code)

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On March 1, 2006, Revlon, Inc., the parent of Revlon Consumer Products Corporation, issued a press release announcing its earnings for the fourth quarter and full fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

     99.1 Press release dated March 1, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on March 1, 2006).


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 REVLON CONSUMER
                                                 PRODUCTS CORPORATION

                                                 By: /s/ Robert K. Kretzman
                                                    ----------------------------
                                                 Robert K. Kretzman
                                                 Executive Vice President, Chief
                                                 Legal Officer, General Counsel
                                                 and Secretary


Date: March 1, 2006


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


                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

     99.1 Press release dated March 1, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on March 1, 2006).


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